                           AMENDMENT AND WAIVER NO. 1


         AMENDMENT AND WAIVER NO. 1, dated as of March 6, 2006 (this "Amendment"), by and among EDO Corporation (the "Borrower"), the Lenders party hereto and Citicorp USA, Inc., as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 4, 2005 (the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and the Administrative Agent; and

         WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent enter into this Amendment to amend and waive the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Amendments. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

         (a) Section 6.1 (a) of the Credit Agreement is amended by (i) adding immediately after the phrase "Within 45 days after the end of each Fiscal Quarter of each Fiscal Year" the following: "(other than the last Fiscal Quarter of each Fiscal Year)" and (ii) amending and restating the proviso at the end of such Section in its entirety to read as follows: "provided, however, that delivery of a Form 10-Q of the Borrower that is in compliance with all applicable Requirements of Law or the requirements of this clause (a) shall satisfy the delivery requirements of this clause (a)".

         (b) Section 6.1(b) of the Credit Agreement is amended by amending and restating the proviso at the end of such Section in its entirety to read as follows: "provided, however, that delivery of a Form 10-K of the Borrower that is in compliance with all applicable Requirements of Law or the requirements of this clause (b) shall satisfy the delivery requirements of this clause (b)".

         (c) Section 6.1(e) of the Credit Agreement is amended by amending the reference to "60 days" therein to "90 days".

         (d) Section 6.1(g) of the Credit Agreement is amended and restated in its entirety to read as follows: "Together with each delivery of any Financial Statement pursuant to clause (a) or (b) above, a "job status report" substantially in the form previously provided to the

Lenders, certified by a Responsible Officer of the Borrower and current as of the last Business Day of the preceding Fiscal Quarter."

          3. Waiver. The Lenders hereby waive any Default or Event of Default arising as a result of the Borrower's failure to furnish to the Administrative Agent (a) Financial Statements for the Fiscal Quarter ended December 31, 2005 within 45 days after the end of such Fiscal Quarter pursuant to Section 6.1 (a) of the Credit Agreement prior to giving effect to this Amendment, (b) the Borrower's annual business plan for the Fiscal Year 2006 within 60 days after the end of the preceding Fiscal Year pursuant to Section 6.1(e) of the Credit Agreement prior to giving effect to this Amendment and (c) a job status report on or prior to the 20th day of the calendar quarter commencing January 1,2006 pursuant to Section 6.1 (g) of the Credit Agreement prior to giving effect to this Amendment.

         4. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date the following conditions precedent have been satisfied (the "Effective Date"):

         (a) The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower and Lenders constituting the Requisite Lenders and (ii) the Consent and Affirmation, in the form attached hereto as Annex A, duly executed and delivered by each of the Guarantors.

         (b) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

         (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof.

         5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

         (a) (i) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and (iii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         (b) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

         (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

         6. Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. This Amendment is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same provisions for any other date or purpose.

         7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and all other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent.

         8. Choice of Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

         10. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

         11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         12.      Loan Document. This Amendment is a Loan Document.

         13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                             EDO CORPORATION


                                             By: /s/ F.B. Bassett
                                                --------------------------------
                                             Name:  F.B. Bassett
                                             Title: CFO




























                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                        CITICORP USA, INC., as Administrative
                                        Agent and Lender



                                        By: /s/ Juan Carlos Lorenzo
                                            ------------------------------------
                                        Name: Juan Carlos Lorenzo
                                        Title: Vice President










                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                             Wachovia Bank, N.A.


                                             By: /s/ William F. Fox
                                                 -------------------------------
                                                 Name:  William F. Fox
                                                 Title: Director

                                           Bank of America, N.A.
                                           -------------------------------------
                                           [INSERT NAME OF LENDER]



                                           By:      /s/ Steven J. Melicharek
                                                 -------------------------------
                                           Name:    Steven J. Melicharek
                                           Title    SVP/CPO

















                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                            JPMorgan
                                           -------------------------------------
                                           [INSERT NAME OF LENDER]


                                           By:      /s/ Andrsa Compten
                                                 -------------------------------
                                           Name:    Andrsa Compten
                                           Title    VP

















                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                           Sovereign Bank
                                           -------------------------------------
                                           [INSERT NAME OF LENDER]


                                           By:      /s/ Jeffrey B. Carstens
                                                 -------------------------------
                                           Name:    Jeffrey B. Carstens
                                           Title    Senior Vice President

















                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                           -------------------------------------
                                           NATIONAL CITY BANK


                                           By:      /s/ Thomas J. McDonnell
                                           -------------------------------------
                                           Name:    Thomas J. McDonnell
                                           Title    Senior Vice President






















                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                    MANUFACTURERS AND TRADERS
                                    TRUST COMPANY


                                    By: /s/ Robert T. Stratford, Jr.
                                       -------------------------------
                                    Name:  Robert T. Stratford, Jr.
                                    Title: Vice President























                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                             PNC Bank, N.A.


                                             By: /s/ Anthony Frasso
                                                 -------------------------------
                                             Name:  Anthony Frasso
                                             Title: Vice President




                 [Signature Page to Amendment and Waiver No. 1]

                                          --------------------------------------
                                          SOCIETE GENERALE



                                          By: /s/ R.D. Boyd Harman
                                              ----------------------------------
                                          Name: R.D. Boyd Harman
                                          Title: Vice President






                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                          Key Bank National Association
                                          --------------------------------------
                                          [INSERT NAME OF LENDER]



                                          By: /s/ Suzannah Harris
                                              ----------------------------------
                                          Name: SUZANNAH HARRIS
                                          Title: Vice President






                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                          Regions Bank
                                          --------------------------------------
                                          [INSERT NAME OF LENDER]



                                          By: /s/ Jim Schwartz
                                              ----------------------------------
                                          Name: Jim Schwartz
                                          Title: S.V.P.






                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                        The Governor & Company
                                        of the Bank of Ireland
                                        ----------------------------------------
                                        [INSERT NAME OF LENDER]


                                        By: /s/ Elaine Crawley
                                            ------------------------------------
                                            Name:  Elaine Crawley
                                            Title: Manager


                                                       /s/ Pat MacBride
                                            ------------------------------------
                                                         Pat MacBride
                                                     Authorized Signatory








                 [Signature Page to Amendment and Waiver No. 1]

                                    ---------------------------------
                                    Bank Leumi USA


                                    By: /s/ Paul Tine
                                       ------------------------------
                                    Name:  Paul Tine
                                    Title: First Vice President


























                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                           ---------------------------------
                                           COMERICA BANK



                                           By: /s/ Sarah R. West
                                               -----------------------------
                                           Name: Sarah R. West
                                           Title: Assistant Vice President

























                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                    Commerce Bank, N.A.


                                    By: /s/ Anthony P. Giovi
                                       -------------------------------
                                    Name:  Anthony P. Giovi
                                    Title: Vice President

























                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                    The Bank of New York


                                    By: /s/ Kenneth P. Sneider, Jr.
                                       ------------------------------
                                    Name:  Kenneth P. Sneider, Jr.
                                    Title: Vice President


























                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                    UNITED OVERSEAS BANK LIMITED,
                                    New York Agency


                                    By: /s/ Kwong Yew Wong
                                       -------------------------------
                                    Name:  Kwong Yew Wong
                                    Title: FVP & General Manager


                                    By: /s/ Philip Cheong
                                       -------------------------------
                                    Name:  Philip Cheong
                                    Title: VP & Deputy General Manager




















                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]
                                EDO CORPORATION

                                          Chiao Tung Bank Co., Ltd. New York
                                          Agency



                                          By: /s/ Chun-Kai Hu
                                              ----------------------------------
                                          Name: Chun-Kai Hu
                                          Title: VP & DGM






                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 1]

                                    ANNEX A

                            CONSENT AND AFFIRMATION

Each Guarantor hereby consents to the Amendment and Waiver No. 1 (the "Amendment") to which this Consent and Affirmation is attached and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment) to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

Consented to and agreed as of
the date of the Amendment:

DARLINGTON INC.
EDO AEROTECH LIMITED (UK)
EDO ARTISAN INC.
EDO COMMUNICATIONS AND COUNTERMEASURES SYSTEMS INC.
EDO MBM TECHNOLOGY LIMITED
EDO MTECH INC.
EDO PROFESSIONAL SERVICES INC.
EDO RECONNAISSANCE AND SURVEILLANCE SYSTEMS, INC.
EDO RUGGED SYSTEMS LIMITED
EDO (UK) LIMITED
EDO WESTERN CORPORATION
EVI TECHNOLOGY LLC
FIBER INNOVATIONS, INC.
SPECIALTY PLASTICS, INC.



By: /s/ F. B. Bassett
    --------------------------
Name: F. B. Bassett
Title: VP Finance